UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 22, 2003

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(808) 544-0500

(Registrant’s telephone number, including area code)

ITEM 5.          OTHER EVENTS AND REQUIRED FD DISCLOSURE

        On April 23, 2004, Central Pacific Financial Corp., a Hawaii corporation, and CB Bancshares, Inc., a Hawaii corporation, announced that they had entered into an Agreement and Plan of Merger dated April 22, 2004 (the “Merger Agreement”).  Pursuant to the Merger Agreement, CB Bancshares will merge with and into Central Pacific, with Central Pacific as the surviving corporation.

        The press release announcing the merger is attached hereto as Exhibit 99.1 and a copy of the Merger Agreement is attached hereto as Exhibit 99.2, and each is incorporated into this Item 5 by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)                                  Exhibits

99.1  -  Press release dated April 23, 2004

99.2  -  Agreement and Plan of Merger dated April 23, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: April 23, 2003	By:	/s/ Clint Arnoldus
Clint Arnoldus
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 23, 2004

99.2	Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc.